UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  April 17, 2009
(Date of earliest event reported)

DCAP GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-1665	36-2476480
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1158 Broadway, Hewlett, NY	11557
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (516) 374-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On April 17, 2009, Barry Scott Agency, Inc., and DCAP Accurate, Inc. (collectively, “Seller”), wholly-owned subsidiaries of DCAP Group, Inc. (the “Company”), completed the sale of substantially all of their assets to NII BSA LLC (“Buyer”).  Seller operated the Company’s 16 New York State retail business locations.  The salient terms of the sale are as follows:

•
The purchase price for the assets was approximately $2,337,000, of which Seller received net proceeds of approximately $1,786,000 at the closing.  Promissory notes in the aggregate principal amount of $551,000 (the “Notes”) were also delivered to Seller at the closing.  The Notes are payable to the extent of $275,500 on March 31, 2010 and $275,500 on September 30, 2010 and provide for interest at the rate of 5.25% per annum.

•
As part of the purchase price, Seller shall be entitled to receive through September 30, 2010 an additional amount equal to 60% of the net commissions derived from the book of business of six New York retail locations that were closed by the Company in 2008.

•
Buyer has agreed that, through January 31, 2018, it will refer each of its customers who desires premium financing exclusively to the Company’s wholly-owned subsidiary, Payments Inc., which is a licensed premium finance company.

Item 9.01.  Financial Statements and Exhibits.

(b)           Pro Forma Financial Information:

(i)	Explanatory Note with regard to Unaudited Pro Forma Condensed Consolidated Financial Statements

(ii)	Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of December 31, 2008

(iii)	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2008

DCAP GROUP, INC AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS
EXPLANATORY NOTE

The following unaudited pro forma condensed consolidated financial statements give effect to the sale (the “Sale”) of substantially all of the assets (the “Assets”) of Barry Scott Agency, Inc. (“Barry Scott”) and DCAP Accurate, Inc. (“Accurate”), wholly-owned subsidiaries of DCAP Group, Inc. (the “Registrant”), to NII BSA LLC.  These pro forma financial statements are presented for illustrative purposes only and therefore are not necessarily indicative of the operating results and financial position that might have been achieved had the Sale occurred as of an earlier date, nor are they necessarily indicative of the operating results and financial position which may occur in the future.

A Pro Forma Condensed Consolidated Balance Sheet is provided as of December 31, 2008, giving effect to the Sale as though it had been consummated on that date.  A Pro Forma Condensed Consolidated Statement of Operations is provided for the year ended December 31, 2008, giving effect to the Sale as though it had occurred on January 1, 2008.

The pro forma financial statements are based on preliminary estimates of values and transaction costs.  Accordingly, the actual recording of the transaction may differ from these pro forma financial statements.

The pro forma condensed consolidated financial statements presented as of December 31, 2008 and for the year then ended are derived from the separate historical consolidated financial statements of the Registrant and should be read in conjunction with the audited consolidated financial statements of the Registrant (included in its Annual Report on Form 10-K for the year ended December 31, 2008).

DCAP GROUP, INC. AND
SUBSIDIARIES
Pro Forma Condensed Consolidated Balance Sheet
December 31, 2008 (unaudited)
		Pro Forma
	As Reported	Adjustments		Pro Forma
Assets
Current Assets:
Cash and cash equivalents	$142,949	$1,786,409	A	$560,667
		(450,000)	B
		(586,409)	C
		(267,282)	D
		(65,000)	F
Accounts receivable, net	201,787	-		201,787
Prepaid expenses and other current assets	130,457	-		130,457
Assets from discontinued operations	2,913,147	275,272	A	790,863
		(2,397,556)	A
Total current assets	3,388,340	(1,704,566)		1,683,774
Property and equipment, net	90,493	-		90,493
Notes receivable	5,935,704	-		5,935,704
Deposits and other assets	6,096	-		6,096
Assets from discontinued operations, non-current	-	275,271	A	275,271
Total assets	$9,420,633	$(1,429,295)		$7,991,338

Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable and accrued expenses	$822,350	$-		$822,350
Current portion of long-term debt	1,593,210	(70,872)	B	935,929
		(586,409)	C
Other current liabilities	154,200	-		154,200
Liabilities from discontinued operations	213,685	185,918	E	344,603
		(55,000)	G
Mandatorily redeemable preferred stock	780,000	(267,282)	D	512,718
Total current liabilities	3,563,445	(793,645)		2,769,800

Long-term debt	415,618	(379,843)	B	35,775
Deferred income taxes	184,000	-		184,000

Commitments

Stockholders' Equity:
Common stock	37,888	-		37,888
Preferred stock	-	-		-
Capital in excess of par	11,962,512	-		11,962,512
Deficit	(5,522,448)	(60,604)	A	(5,778,255)
		715	B
		(185,918)	E
		(65,000)	F
		55,000	G
	6,477,952	(255,807)		6,222,145
Treasury stock, at cost	(1,220,382)	-		(1,220,382)
Total stockholders' equity	5,257,570	(255,807)		5,001,763
Total liabilities and stockholders' equity	$9,420,633	$(1,429,295)		$7,991,338

Pro Forma Condensed Consolidated Balance Sheet (continued)
December 31, 2008 (unaudited)

A) To record net proceeds from sale of the assets and promissory notes associated with the Sale.
B) To record prepayment of Accurate acquisition note payable from proceeds of the Sale.
C) To record mandatory partial prepayment of principal amount of notes payable from proceeds of the Sale.
D) To record mandatory partial redemption of preferred shares from proceeds of the Sale.
E) To accrue estimated wind down expenses to be incurred after the Sale.
F) To record estimated transaction costs associated with the Sale.
G) To write off deferred taxes associated with assets sold.

DCAP GROUP, INC. AND
SUBSIDIARIES
Pro Forma Condensed Consolidated Statement of Operations
Year Ended December 31, 2008 (unaudited)
		Pro Forma
	As Reported	Adjustments		Pro Forma

Commissions and fee revenue	$911,225	$-		$911,225

Operating expenses:
General and administrative expenses	1,860,485	-		1,860,485
Depreciation and amortization	69,624	-		69,624
Total operating expenses	1,930,109	-		1,930,109

Operating loss	(1,018,884)	-		(1,018,884)

Other (expense) income:
Interest income	4,338	-		4,338
Interest income - notes receivable	764,899	-		764,899
Interest expense	(270,646)	85,762	G	(184,884)
Interest expense - mandatorily redeemable preferred stock	(66,625)	22,830	H	(43,795)
Total other income	431,966	108,592		540,558

(Loss) income from continuing operations before
benefit from income taxes	(586,918)	108,592		(478,326)
Benefit from income taxes	(391,225)	47,000	B	(294,745)
		49,480	I
(Loss) income from continuing operations	(195,693)	12,112		(183,581)
(Loss) income from discontinued operations, net of income taxes	(781,513)	132,263	A	(634,143)
		180,000	C
		28,904	D
		(228,618)	E
		34,821	F
Net (loss) income	$(977,206)	$159,482		$(817,724)

Basic and Diluted Net Loss Per Common Share:

Loss from continuing operations	$(0.07)			$(0.06)
Loss from discontinued operations	$(0.26)			$(0.21)
Loss per common share	$(0.33)			$(0.27)

Number of weighted average shares used in computation
of basic and diluted loss per common share	2,972,597			2,972,597

A) To eliminate historical revenue and expenses associated with the sale of the Assets.
B) To reverse tax benefit of current year net operating loss recorded as deferred tax benefit to continuing operations.
C) To record estimated contingent revenues associated with the sale of the Assets as if the Sale occurred on January 1, 2008.
D) To record interest income on promissory notes associated with the sale of the Assets as if the Sale occurred on January 1, 2008.
E) To record estimated wind down expenses.
F) To eliminate interest expense as if prepayment of the Accurate acquisition note payable occurred on January 1, 2008.
G) To eliminate interest expense as if prepayment of the notes payable occurred on January 1, 2008.
H) To eliminate interest expense as if prepayment of preferred stock occurred on January 1, 2008.
I) To adjust tax effect of current year net operating loss associated with the sale of the Assets recorded as deferred tax benefit for the period presented.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCAP GROUP, INC.

April 22, 2009	By:	/s/ Barry B. Goldstein
Barry B. Goldstein
President